UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 27, 2005

_________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Marine Jet Technology Corp.
936A Beachland Boulevard, Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

        Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to the provisions of an Exchange Agreement dated April 14, 2005 (the “Exchange Agreement”), among the Registrant, Antik Denim, LLC (“Antik”), and the members of Antik, the members of Antik agreed that, in the event that the Registrant’s stockholders’ equity (on a consolidated basis following the closing of the transactions contemplated by that agreement) as reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Consolidated Equity”) is less than $5,000,000, the members would contribute, within fifteen (15) days following the filing of such periodic report, equity capital to the Registrant in an amount equal to the difference between $5,000,000 and the actual Consolidated Equity reported in such periodic report (“Required Contribution”). In the case of such Required Contribution, each of the Antik members agreed that no additional shares of the Registrant’s capital stock would be issued in consideration of such Required Contribution, and therefore, the existing shareholders, including Antik’s members, would not be further diluted. As reported in the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 29, 2005, the transactions contemplated by the Exchange Agreement closed on April 29, 2005. The Exchange Agreement was attached as Exhibit 2(e) to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 15, 2005, and is incorporated herein by reference.

On June 27, 2005, the Registrant, Antik, Antik’s former members (i.e., the members of Antik prior to the closing of the transactions contemplated by the Exchange Agreement), and Keating Reverse Merger Fund, a beneficiary of certain provisions of the Exchange Agreement, amended the Exchange Agreement to require that the Required Contribution is to be made, if at all, in connection with the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

As of April 29, 2005, Antik became the wholly-owned subsidiary of the Registrant. Antik’s former members consist of Mr. Paul Guez, the Registrant’s Chairman, Chief Executive Officer and

President, and the beneficial owner of approximately 72.2% of the Registrant’s issued and outstanding common stock, and Messrs. Philippe Naouri, Alexandre Caugant and Meyer Abbou, members of the Registrant’s design team and each a beneficial owner of approximately 7.8% of the Registrant’s issued and outstanding common stock.

The First Amendment to Exchange Agreement is attached to this Current Report on Form 8-K as Exhibit 2(e) and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. N/A

(b)	Pro Forma Financial Information. N/A

(c)	Exhibits.

2(e)	First Amendment to Exchange Agreement dated June 27, 2005, by and among Blue Holdings, Inc., Antik Denim, LLC, the members of Antik Denim, LLC identified therein, and Keating Reverse Merger Fund, LLC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Jet Technology Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE HOLDINGS, INC.
Date: June 29, 2005	By: /S/ PATRICK CHOW Patrick Chow, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2(e)	First Amendment to Exchange Agreement dated June 27, 2005, by and among Blue Holdings, Inc., Antik Denim, LLC, the members of Antik Denim, LLC identified therein, and Keating Reverse Merger Fund, LLC.

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